We hereby consent to the incorporation by reference in the Form S-8 Registration Statement (file no. 333-11475) and in the Form S-3 Registration Statement (file no. 333-6809) of our report, dated July 17, 1997, on the financial statements of Quantech Ltd. (the "Registrant"), which report and statements appear in the Registrant's Annual Report on Form 10-KSB for the year ended June 30, 1997.



                                          /s/  McGLADREY & PULLEN, LLP
                                          McGLADREY & PULLEN, LLP


Minneapolis, Minnesota
September 29, 1997